       Supplement dated May 27, 1999 to Loomis Sayles Investment Trust's
        Loomis Sayles Core Growth Fund Prospectus dated January 1, 1999

Effective June 1, 1999, the name of the Loomis Sayles Core Growth Fund is changed to Loomis Sayles Provident Fund.